MODIFICATION TO LOAN AGREEMENT

BY AND BETWEEN CHURCH LOANS &INVESTMENTS TRUST

AND AMARILLO NATIONAL BANK

DATED DECEMBER 31, 2002

          This Modification of Loan Agreement is entered into on the date hereinafter set forth by and between  CHURCH LOANS  &INVESTMENTS  TRUST ("the Trust") and AMARILLO  NATIONAL
     BANK  ("the  Bank")  hereby  modifying,  amending  and  supplementing  certain  terms  and conditions  of that certain Loan  Agreement  entered into by and between the Trust and the
     Bank dated December 31, 2002 ("the Loan Agreement").
R E C I T A L S:
          1.   Pursuant to the Loan  Agreement,  the Bank has  extended a line of credit to the
               Trust in an amount not to exceed $20,000,000.

          2.   Such line of credit is represented by a Promissory  Note dated December 31, 2002 in the amount of $20,000,000, a copy of which is attached hereto as Exhibit "A",
               ("the $20,000,000 Note") and is secured by a pledge of Qualified Collateral,  as defined in the Loan  Agreement,  pursuant to the Loan Agreement and that certain
               Security   Agreement  dated  December  31,  2002  ("the   $20,000,000   Security
               Agreement").

          3.   The Trust and the Bank have agreed,  subject to the terms and conditions of this
               Modification  Agreement,  to  increase  the  amount  of the line of credit by an additional  $4,000,000 thereby making the total indebtedness subject to the Loan
               Agreement  and  owing  by the  Trust to the  Bank  equal to a sum not  exceeding
               $24,000,000.
A G R E E M E N T:
          NOW,  THEREFORE,  the Bank and the  Trust  do  hereby  agree  to  amend,  modify  and supplement the Loan Agreement in the following regards:

          1.   The Loan Agreement is hereby modified, in its entirety, to refer, as of the date hereof,  to an  extension of credit by the Bank to the Trust in an amount not to exceed  $24,000,000.The  Trust shall pay to the Bank a one-time servicing fee of
               $25,000 upon the execution of this Modification.

          2.   The additional  extension of credit by the Bank to the Trust in an amount not to exceed  $4,000,000  shall be  evidenced  by a  separate  Promissory  Note  ("the
               $4,000,000  Note") in the form similar to that set forth on Exhibit "B" attached hereto  and made a part  hereof  for all  purposes,  with  blanks  appropriately completed,  being  payable as set forth  therein and bearing  interest at a rate equal to .75% per annum less than the J.P. Morgan Chase

               & Co.,  Inc.'s prime  lending  rate  adjusted  daily.  The  $20,000,000  Note together  with  the  $4,000,000  Note  shall  represent  the  maximum  principal commitment of the Bank.

          3.   The term "Note" or "Notes" as used in the Loan Agreement  shall,  as of the date hereof,  refer to both the  $20,000,000  Note and the  $4,000,000  Note. For all
               purposes of the Loan  Agreement as modified  hereby,  all terms,  covenants  and provisions  applicable to the extension of credit by the Bank to the Trust shall be  construed  as if the  $20,000,000  Note  and the  $4,000,000  Note  were one indebtedness in an amount not to exceed $24,000,000.

          4.   Section 1.4(b) of the Loan Agreement is hereby modified to provide as follows:

                    (b)  At maturity of any Note then evidencing the debt created hereunder, if the  commitment  of the Bank is  extended  as  provided  in  paragraph
                         1.1(c),  the Trust shall  execute and deliver to the Bank a subsequent
                         Note in terms identical to Exhibit "A" attached hereto and made a part hereof  for all  purposes,  except  that each such Note shall bear the date of issue and recite  appropriate  dates and renewal data, if any, and shall be in the  amount of  $24,000,000.  Each such  renewal  Note shall  evidence  loans  made and  outstanding  hereunder  prior to the maturity date of such renewal Note,  which date shall be determined by mutual  agreement  of the Trust and the Bank.  There shall be endorsed upon  each  such  subsequent  Note,  to  evidence  the  first  Advance thereunder, the principal balance outstanding hereunder at the time of issue.  Upon  acceptance  of same by the Bank,  each such renewal Note shall be  subject  to all terms  hereof and shall be deemed the "Note"
                         hereunder.

          5.   All  advances  made  pursuant  to  the  $4,000,000   Note  shall  be  considered
               "subsequent  advances" or  "subsequent  closings"  under the Loan  Agreement and shall  be  made  pursuant  to  the  terms  and  conditions  applicable  to  such
               "subsequent advances" or "subsequent closings", with the exception that prior to the initial advance of funds representing an advance of the $4,000,000 Note, the
               Bank shall have received from the Trust's legal counsel in connection  with this transaction,  addressed  to the Bank,  a  favorable  opinion in form,  scope and substance satisfactory to the Bank:

                    (a)  to the effect that the Trust is a duly  organized  and  existing  real estate  investment  trust in good standing under the laws of the State of Texas and has the power and  authority  to own its  property and to carry  on its  business  as set  forth  in  paragraph  2.3 of the Loan
                         Agreement;

                    (b)  to  the  effect  that  this  Modification   Agreement  has  been  duly
                         authorized,  executed  and  delivered by the Trust and  constitutes  a legal valid and binding obligation of the Trust,  enforceable  against the Trust in accordance with its terms;

                    (c)  to the effect that the  $4,000,000  Note delivered by the Trust to the
                         Bank has been duly authorized, executed and delivered by the Trust and constitutes  the legal,  valid and  binding  obligation  of the Trust, enforceable against the Trust in accordance with its terms;

                    (d)  to the effect that the  $4,000,000  Note is secured by valid,  binding and  enforceable  first  liens  in favor of the  Bank,  subject  to no rights,  equities or  encumbrances  outstanding  in favor of any party other than Bank which are or could  become  prior to or on parity with
                         Bank's  liens,  on all  Collateral  (including  where such  Collateral constitutes  notes  receivable,  the real  estate or other  collateral securing  such notes  receivable)  that has been  pledged as  security therefor pursuant to Section 5 of the Loan Agreement;

                    (e)  to the effect that no action of, or filing with, any  governmental  or public body or  authority  is required to  authorize,  or is otherwise required in connection  with, the execution,  delivery and performance by the Trust of this Modification Agreement or the $4,000,000 Note;

                    (f)  to the effect that it is not necessary in connection with the delivery of the $4,000,000  Note under the  circumstances  contemplated by this
                         Agreement to register such Note under the  Securities  Act of 1933, as amended  and then in effect,  or to qualify  an  indenture  in respect thereof under the Trust  Indenture Act of 1939, as amended and then in effect,  and that if Bank  should in the future deem it  expedient  to sell the Note (or any Note  delivered in exchange  therefor as in such
                         Note or in the Loan Agreement permitted),  which the Bank does not now contemplate  or  foresee,  such  sale  would  not  of  itself  require registration  of  such  Note  under  said  Securities  Act of  1933 or qualification of an indenture in respect of such Note under said Trust
                         Indenture  Act,  provided  that at the time of such  sale,  such  Bank neither  controls,  nor is controlled  by, nor is under common control with,  the  Trust,  either  directly  or  indirectly,  or, if any such control then exists, that such sale is not made through an underwriter as defined in said Securities Act of 1933;

                    (g)  as to such other matters incident to the transactions  contemplated by this Modification Agreement as the Bank may reasonably desire;

                    (h)  to the  effect  that  neither  the  execution  and  delivery  of  this
                         Modification  Agreement,  the consummation of the transactions  herein contemplated, the fulfillment of the terms hereof, nor compliance with the  provisions  hereof  and  of the  $4,000,000  Note  or the  entire indebtedness in an amount not to exceed  $24,000,000  will result in a breach of any of the terms, conditions or provisions of, or constitute a default under,  or result in the creation or imposition of any lien, charge  or  encumbrance  of  any  nature  whatsoever  upon  any of the properties  or  assets  of the  Trust  pursuant  to the  terms  of the
                         Declaration  of Trust dated  February  22,  1963,  as amended,  or the bylaws of the Trust,  or any  agreement  or  instrument  of which such counsel (having made inquiry with respect  thereto) has knowledge,  to which the Trust is a party;

                    (i)  to the effect  that with  respect  to such  persons as shall have been identified in writing to the Bank as being duly  authorized  agents or officers of the Trust,  all actions  required to be taken by the Trust to clothe such persons with such  authority  have been taken,  and the actions of such persons as contemplated  herein will be and constitute and legal, valid and binding acts of the Trust; and

                    (j)  to the effect that all conditions for lending have been met.

          6.   Section 1.6 of the Loan Agreement is hereby amended, effective as of February 1,
               2003 to read as follows:

                           1.6  Commitment Fees.  In consideration of Bank's agreement and commitment to make the loans contemplated hereby, if the average quarterly advanced portion of the loan is less than $10,000,000, then the Trust agrees to pay to Bank for such calendar quarter a commitment fee equal to one-
                  eighth (1/8) of one percent (1%) per annum of the average quarterly unadvanced portion of Bank's commitment.  If the average quarterly advanced portion of the loan is in excess of $10,000,000, then there shall be no non-use commitment fee for such quarter.

                           The term "average quarterly advanced portion" of the loan or commitment shall mean the daily average balance of the amount of the loan balance computed for a calendar quarter.  The term "average quarterly unadvanced portion" of the loan or commitment shall mean the difference between the average quarterly advanced portion of the loan and
                  $24,000,000.

                           Such fee shall be computed in arrears for the quarters ending March
                  31, June 30, September 30, and December 31 of each year of the Bank's commitment on the basis of the average quarterly unadvanced portion of the commitment and shall be payable quarterly on January 1, April 1, July 1 and
                    October 1 of each year during the term of Bank's commitment.

          7.   It is agreed that upon execution of this Modification Agreement and prior to any advances  pursuant  hereto of monies under the  $4,000,000  Note, the Trust will execute and deliver to the Bank an additional  Security  Agreement dated January
               27, 2003  expressly  securing  the  $4,000,000  Note ("the  $4,000,000  Security
               Agreement").  It is understood and agreed that any and all collateral pledged as security for the line of credit  owing to the Bank by the Trust  pursuant to the
               Loan Agreement or this  Modification  Agreement (both the  $20,000,000  Security
               Agreement  and the  $4,000,000  Security  Agreement)  shall be security  for the entire  indebtedness not to exceed  $24,000,000  irrespective of the $20,000,000
               Note or the $4,000,000 Note.

          8.   Except as modified,  amended or supplemented herein, the Loan Agreement, and all its terms and conditions,  are hereby expressly ratified and confirmed and shall continue to be effective as originally written.

          9.   Notwithstanding  anything to the contrary contained herein, it is understood and agreed  that the owners of  Certificates  of  Beneficial  Interest of the Trust,
               irrespective of whether said  Certificates  of Beneficial  Interest are owned by any  person  in  such  person's  individual  capacity  or in any  representative capacity, shall not be personally liable under or by virtue of this Modification
               Agreement or under any Note executed pursuant hereto, or on any Note endorsed by the  Trust  and  delivered  to the Bank as  security  for  payment  of the loans advanced  pursuant to the Loan  Agreement or this  Modification  Agreement.  The foregoing  provisions shall be deemed a limitation on personal liability only to the extent that such  liability,  if any,  arises by virtue of the  ownership of said  Certificates of Beneficial  Interest.  Nothing contained in this paragraph shall be deemed to limit,  release or modify the liability,  if any, of any such owner of  Certificates of Beneficial  Interest  arising in any manner other than because of such ownership,  including by way of example, but not limitation, the liability,  if any, of any person having executed a Guaranty or of any member of the Board of Trust  Managers or any officer  thereof for willful  misconduct  or gross negligence in connection with any representation, warranty, or certificate made by such person in  performance  of the this  Modification  Agreement.  This paragraph  shall not be deemed to  create  or imply the  existence  of  personal liability  on the part of any person by virtue of any office or  otherwise,  but rather  shall be  deemed  solely  a  statement  of the  limitation  of  personal liability,  if any,  arising by virtue of the ownership to said  Certificates of
               Beneficial Interest.

          THIS  WRITTEN  MODIFICATION  AGREEMENT  TOGETHER  WITH  THE  WRITTEN  LOAN  AGREEMENT
     REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE
     OF PRIOR,

     CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
     AGREEMENTS BETWEEN THE PARTIES.

         DATED this 27th day of January, 2003.

TRUST:                                      CHURCH LOANS &INVESTMENTS TRUST

                                            By:      /s/ Bill McMorries
                                                Bill R. McMorries, Chairman

BANK:                                       AMARILLO NATIONAL BANK

                                            By:    /s/ Brent Wade
                                                Brent Wade, Senior Vice President

An... illo National Bank

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$20,000,000.00	12-31-2002	12-31-2003	7000027388	6200	165453	245	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: CHURCH LOANS AND INVESTMENTS TRUST
P. O. BOX 8203
AMARILLO, TX 79114-8203

Lender: AMARILLO NATIONAL BANK
COMMERCIAL LOANS
P.O. Box 1, Plaza One
Amarillo, TX 79105

Principal Amount: $20,000,000.00 **Initial Rate: 3.250%** **Date of Note: December 31, 2002**

PROMISE TO PAY. CHURCH LOANS AND INVESTMENTS TRUST ("Borrower") promises to pay to AMARILLO NATIONAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Twenty Million & 00/100 Dollars ($20,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first. The interest rate will not increase above 18.000%.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Note has been implemented under the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code. The terms, including the rate, or index, formula, or provision of law used to compute the rate on the Note, will be subject to revision as to current and future balances, from time to time by notice from Lender in compliance with Section 303.103 of the Texas Finance Code.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on December 31, 2003. In addition, Borrower will pay regular quarterly payments of all accrued unpaid interest due as of each payment date, beginning March 31, 2003, with all subsequent interest payments to be due on the same day of each quarter after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Notwithstanding any other provision of this Note, Lender will not charge interest on any undisbursed loan proceeds. No scheduled payment, whether of principal or interest or both, will be due unless sufficient loan funds have been disbursed by the scheduled payment date to justify the payment.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate set by J.P. Morgan Chase & Co. Inc., New York (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.250% per annum. The interest rate to be applied prior to maturity to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point under the Index, resulting in an initial rate of 3.250% per annum. Notwithstanding the foregoing, the variable interest rate or rates provided for in this Note will be subject to the following maximum rate. NOTICE: Under no circumstances will the interest rate on this Note be more than (except for any higher default rate or Post Maturity Rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B) the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Any partial payment shall be in an amount equal to one or more full installments. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: AMARILLO NATIONAL BANK, PO BOX 1, PLAZA ONE AMARILLO, TX 79105.

POST MATURITY RATE. The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by applicable law or 18.000% per annum. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EXHIBIT A

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued

Loan No: 7000027388 F MISSORY NOTE (Continued) Page 2

unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Texas. This Note has been accepted by Lender in the State of Texas.

CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Note occurred in Potter County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Potter County, State of Texas.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this loan is dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by a Security Agreement dated December 31, 2002 securing Promissory Notes, contract rights, etc.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure. **This revolving line of credit shall not be subject to Ch. 346 of the Texas Finance Code.**

REPRESENTATIONS, WARRANTIES, COVENANTS AND CONDITIONS. Borrower acknowledges that Borrower is relying solely on his own investigation and due diligence and not on any advice, act, statement, or omission of any advice, act or statement of Lender whatsoever, regarding the risk, nature, character, condition, or quality of any property purchased or investment made with the proceeds of this Note.

REPRESENTATIONS AND PROMISES WITH RESPECT TO BORROWER. I represent and promise to Lender that my correct legal name and address is: Church Loans and Investments Trust, P. O. Box 8203, Amarillo, Texas 79114-8203.

RENEWAL AND EXTENSION. This Note is given in renewal and extension and not in novation of the following described indebtedness: the Promissory Notes from Borrower to Lender #7000015232 dated December 30, 2001 and #7000026493 dated September 23, 2002.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

CHURCH LOANS AND INVESTMENTS TRUST

By: B. R. McMorries
B. R. MCMORRIES, CHAIRMAN of CHURCH LOANS AND INVESTMENTS TRUST

LASER PRO Lending, Ver. 5.21.00.003 Copr. Harland Financial Solutions, Inc. 1997, 2002. All Rights Reserved. - TX L:\CFI\WIN\CFI\LPL\D20.FC TR-8277 PR-4

Amarillo National Bank

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,000,000.00	01-27-2003	12-31-2003	7000026611	5200	165453	245	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: CHURCH LOANS AND INVESTMENTS TRUST
P. O. BOX 8203
AMARILLO, TX 79114-8203

Lender: AMARILLO NATIONAL BANK
COMMERCIAL LOANS
P.O. Box 1, Plaza One
Amarillo, TX 79105

Principal Amount: $4,000,000.00 **Initial Rate: 3.500%** **Date of Note: January 27, 2003**

PROMISE TO PAY. CHURCH LOANS AND INVESTMENTS TRUST ("Borrower") promises to pay to AMARILLO NATIONAL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million & 00/100 Dollars ($4,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first. The interest rate will not increase above 18.000%.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Note has been implemented under the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code. The terms, including the rate, or index, formula, or provision of law used to compute the rate on the Note, will be subject to revision as to current and future balances, from time to time by notice from Lender in compliance with Section 303.103 of the Texas Finance Code.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on December 31, 2003. In addition, Borrower will pay regular quarterly payments of all accrued unpaid interest due as of each payment date, beginning March 31, 2003, with all subsequent interest payments to be due on the same day of each quarter after that. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Notwithstanding any other provision of this Note, Lender will not charge interest on any undisbursed loan proceeds. No scheduled payment, whether of principal or interest or both, will be due unless sufficient loan funds have been disbursed by the scheduled payment date to justify the payment.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime rate set by J.P. Morgan Chase & Co. Inc., New York (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 4.250% per annum. The interest rate to be applied prior to maturity to the unpaid principal balance of this Note will be at a rate of 0.750 percentage points under the Index, resulting in an initial rate of 3.500% per annum. Notwithstanding the foregoing, the variable interest rate or rates provided for in this Note will be subject to the following maximum rate.** NOTICE: Under no circumstances will the interest rate on this Note be more than (except for any higher default rate or Post Maturity Rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (B) the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Any partial payment shall be in an amount equal to one or more full installments. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: AMARILLO NATIONAL BANK, PO BOX 1, PLAZA ONE AMARILLO, TX 79105.

POST MATURITY RATE. The Post Maturity Rate on this Note is the lesser of the maximum rate allowed by applicable law or 18.000% per annum. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EXHIBIT "B"

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording,

Loan No: 7 J26611 PROMISSORY N E
(Continued) Page 2

releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Texas. This Note has been accepted by Lender in the State of Texas.

CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this Note occurred in Potter County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Potter County, State of Texas.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this loan is dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by Security Agreement from Church Loans and Investments Trust to Amarillo National Bank dated January 27, 2003.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print–outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure. **This revolving line of credit shall not be subject to Ch. 346 of the Texas Finance Code.**

REPRESENTATIONS, WARRANTIES, COVENANTS AND CONDITIONS. Borrower acknowledges that Borrower is relying solely on his own investigation and due diligence and not on any advice, act, statement, or omission of any advice, act or statement of Lender whatsoever, regarding the risk, nature, character, condition, or quality of any property purchased or investment made with the proceeds of this Note.

REPRESENTATIONS AND PROMISES WITH RESPECT TO BORROWER. I represent and promise to Lender that my correct legal name and address is: Church Loans and Investments Trust, P. O. Box 8203, Amarillo, Texas 79114–8203.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

CHURCH LOANS AND INVESTMENTS TRUST

By:______________________________

B. R. MCMORRIES, CHAIRMAN of CHURCH LOANS AND INVESTMENTS TRUST

LASER PRO Lending, Ver. 5.21.00.003 Copr. Harland Financial Solutions, Inc. 1997, 2003. All Rights Reserved. - TX L:\CFI\WIN\CFI\LPL\D20.FC TR-20277 PR-4